UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

LifeMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On June 1, 2021, we entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company sold and issued: (i) a senior secured redeemable debenture (the “Debenture”) in the aggregate principal amount of $15,000,000.00 (the “Aggregate Principal Amount”), and (ii) warrants to purchase up to an aggregate of 1,500,000 shares of the Company’s common stock at an exercise price of $12.00 per share (the “Warrant”). However, the amount of shares exercisable pursuant to the Warrant is directly connected to how long the Debenture remains outstanding. If the Debenture is repaid on or before the one year anniversary date of the Initial Exercise Date (as defined herein), the Purchaser shall be entitled to exercise up to 500,000 shares of common stock. Thereafter so long as the Debenture has not been repaid, beginning on the date that is 366 days from the Initial Exercise Date, the Warrant may be exercised for up to an additional 500,000 shares of common stock. Should the Debenture remain outstanding, beginning on the date that is 732 days from the Initial Exercise Date, the Warrant may be exercised for up to an additional further 500,000 shares of common stock. The Warrant is immediately exercisable upon issuance (the “Initial Exercise Date”) at an exercise price of $12.00 per share, subject to adjustment as provided therein. The Warrant has a term of three years.

Subject to limited exceptions, the Purchaser will not have the right to exercise any portion of the Warrant if the Purchaser, together with its affiliates, would exceed the Beneficial Ownership Limitation; provided, however, that upon 61 days’ prior notice to us, the holder may increase the Beneficial Ownership Limitation, provided that in no event will the Beneficial Ownership Limitation exceed 9.99%.

We received gross proceeds of $15,000,000 and intend to use such proceeds for working capital and general corporate purposes. The Purchase Agreement contains customary representations, warranties and agreements by us and customary conditions to closing.

The Aggregate Principal Amount of the Debenture, together with interest, shall be due and payable on June 1, 2024. The Debenture bears interest as follows as follows: (i) for the period beginning on June 1, 2021 and ending on the date that is six (6) months thereafter (the “Initial Interest Rate Period”) shall be six percent (6%), (ii) for the period beginning the date following the Initial Interest Rate Period and ending on the date that is three (3) months thereafter (the “Second Interest Rate Period”), nine percent (9%), and (iii) for the period beginning the date following the Second Interest Rate Period and ending on June 1, 2024, twelve percent (12%). The Debenture contains redemption provisions which require the Company to redeem the principal amount outstanding on the Debenture, as set forth in the Debenture.

In connection with the Purchase Agreement, the Company has agreed to secure all of the Company’s Obligations (as defined in the Purchase Agreement) to the Purchaser under the Debenture, Company Security Agreement (as defined below) and all other Transaction Documents (as defined in the Purchase Agreement) by granting to the Purchaser an unconditional and continuing security interest in all of the assets and properties of the Company, whether now existing or hereafter acquired, pursuant to that certain Security Agreement, dated as of June 1, 2021 (the “Company Security Agreement”). Moreover, the subsidiaries of the Company, LifeMD PR, LLC, a limited liability company organized and existing under the laws of Puerto Rico, and LegalSimpli Software, LLC, a limited liability company organized and existing under the laws of Puerto Rico (each, a “Guarantor” and together, the “Guarantors”), have agreed to deliver a guaranty agreement in favor of the Purchaser, dated as of June 1, 2021 (the “Guaranty Agreement”). Furthermore, the Company entered into an Intellectual Property Security Agreement with the Purchaser dated as of June 1, 2021, granting the Purchaser a security interest in certain intellectual property of the Company (“IP Security Agreement”).

In connection with the Purchase Agreement, the Company and the Purchaser also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) under which the Company agreed to register the shares underlying the Warrant within sixty (60) days ( the “Resale Registration Statement”), but in no event later than ninety (90) days following the filing deadline (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to one hundred twenty (120) days after the filing deadline if the Resale Registration Statement is reviewed by, and receives comments from, the SEC.

The foregoing descriptions of the Debenture, Warrant, Purchase Agreement, Registration Rights Agreement, Company Security Agreement, Guarantor Security Agreement, Guarantee Agreement, and Intellectual Property Security Agreement are qualified in their entirety by reference to the full text of the Form of Debenture, Form of Warrant, Form of Securities Purchase Agreement, Form of Registration Rights Agreement, Form of Company Security Agreement, Form of Guarantor Security Agreement, Form of Guarantee Agreement, and Form of Intellectual Property Security Agreement, which are attached to this Current Report on Form 8-K (this “8-K”) as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 respectively, and incorporated herein by reference in their entirety.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this 8-K regarding the Purchase Agreement and the agreements entered into in connection therewith, including the Debenture, is incorporated into this Item 2.03 by reference. The disclosure in this Item 2.03 is qualified by reference to the applicable information set forth in Item 1.01 of this 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above, which disclosures are incorporated herein by reference in relation to the issuance of the Debenture. The offer and sale of these securities will be completed under the exemption provided by Rule 506 of Regulation D of the Securities Act of 1933 and/or Section 4(a)(2) of the Securities Act. The Purchaser has represented that it is an accredited investor, as defined in Rule 501 of Regulation D, and that it is acquiring the securities for its own account, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On June 3, 2021, the Company issued a press release announcing the debt financing. A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 4.1	Form of Debenture

Exhibit 4.2	Form of Warrant

Exhibit 10.1	Form of Securities Purchase Agreement, dated as of June 1, 2021, by and between the Company and the Purchasers

Exhibit 10.2	Form of Registration Rights Agreement

Exhibit 10.3	Form of Company Security Agreement

Exhibit 10.4	Form of Guarantor Security Agreement

Exhibit 10.5	Form of Guaranty Agreement

Exhibit 10.6	Form of Intellectual Property Security Agreement

Exhibit 99.1	Press Release

* Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the SEC upon request any omitted information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LifeMD, INC.

Dated:	June 3, 2021	By:	/s/ Justin Schreiber
Justin Schreiber Chief Executive Officer